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                                                                   EXHIBIT 10.39

                      AMENDED AND RESTATED PROMISSORY NOTE


$150,000.00                        Amended and Restated Issue Date:  May 1, 2001


                  FOR VALUE RECEIVED, Thomas Christopher and Barbara Christopher (collectively referred to herein as "Borrower") promise to pay (jointly and severally) to the order of Restoration Hardware, Inc. or its assigns (the "Payee") at its office located at 15 Koch Road, Suite J, Corte Madera, CA 94925, or at such other place as the Payee or the holder hereof may designate in writing, the principal amount of One Hundred Fifty Thousand and No/100s Dollars ($150,000.00) or so much thereof as may be outstanding, plus interest at a rate of 8% per annum (based on a 365 day year, for actual days elapsed), in lawful money of the United States and in immediately available funds. All interest as may accrue hereunder (and as accrued under the Prior Note (as defined below)) plus all principal outstanding shall be due and payable to the Payee in monthly installments of Twenty Five Thousand Dollars ($25,000.00) in lawful money of the United States and in immediately available funds (each, an "Installment") with the first Installment due on June 29, 2001 and each subsequent Installment due on the 29th day of each month thereafter until all amounts due or owing hereunder are paid in full; provided, however, that all amounts due or owing hereunder shall be due and payable on or before December 29, 2001 (the "Maturity Date"). Any and all sums outstanding hereunder may be pre-paid at any time. No amount of principal paid or pre-paid hereunder may be reborrowed.

                  This Amended and Restated Promissory Note ("Amended Note") amends and restates that certain promissory note in the original principal amount of $150,000.00 dated on or about October 25, 2000 by and between Borrower and the Payee (the "Prior Note"). Concurrent with the execution of this Amended Note, that Prior Note shall have no further force and effect.

                  The obligations of Borrower (and each of them) under this Amended Note are secured by the "Pledged Collateral" described in that certain Pledge Agreement executed in favor of the Payee by Borrower on or about October 25, 2000 (the "Pledge Agreement"). Concurrent with the execution of this Amended Note and without further action by the parties, all references to the "Note" in the Pledge Agreement shall be modified to mean this Amended Note and any future modifications to this Amended Note. Notwithstanding anything in the Pledge Agreement to the contrary, except as revised in this Amended Note, all other provisions of the Pledge Agreement shall remain in full force and effect.

                  Upon the Maturity Date of this Amended Note, the entire unpaid principal amount on this Amended Note, together with all interest, fees and other amounts payable hereon or in connection herewith, shall be immediately due and payable without further notice or demand, with interest on all such amounts at a rate not to exceed the lawful limit, from the date of such Maturity Date or acceleration, as the case may be, until all such amounts have been paid. Upon default (including any failure to pay any Installment when due) or the acceleration of the Maturity Date of this Amended Note in accordance with the terms of this Amended Note or the Pledge Agreement, the entire unpaid principal amount on this Amended Note, together with all interest, fees, and other amounts payable hereon or in connection herewith, shall be immediately due and payable without further notice or demand, with interest on all such amounts at a rate not to exceed the lawful limit, from the date of such Maturity Date, default or acceleration, as the case may be, until all such amounts have been paid, and the Payee shall have the right to suspend any remaining unpaid amounts due to Thomas Christopher under Paragraph 3(a) and (b) of the Release (as defined below) until such time as all amounts due and owing under this Amended Note shall have been paid in full. For purposes of this Amended Note, the Release shall mean that certain Separation Agreement and Release entered into by and between Thomas Christopher and the Payee, dated as of March 20, 2001. The Release is incorporated herein in its entirety by this reference.

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                  The undersigned (and each of them) hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. The undersigned (and each of them) agrees to pay all amounts under this Note without offset, deduction, claim, counterclaim, defense or recoupment, all of which are hereby waived.

                  The Payee and each of the undersigned intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, such persons stipulate and agree that none of the terms and provisions contained herein or in the Pledge Agreement shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. Neither the undersigned nor any present or future guarantors, endorsers, or other persons hereafter becoming liable for payment of any obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect, and the provisions of this paragraph shall control over all other provisions of any agreement between the parties which may be in conflict or apparent conflict herewith. The Payee expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any obligation is accelerated. If the Payee or any other holder of any or all of the obligations shall collect amounts which are determined to constitute interest which would otherwise increase the interest on any or all of the obligations to an amount in excess of that permitted to be charged by applicable law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related obligations or, at the Payee's or such holder's option, promptly be returned to the undersigned upon such determination.

                  The undersigned (and each of them, jointly and severally) shall, upon demand, pay to the Payee all costs and expenses incurred by the Payee (including the fees and disbursements of counsel and other professionals) in connection with the modification and amendment of this Amended Note and/or the Pledge Agreement, and pay to the Payee all costs and expenses (including the fees and disbursements of counsel and other professionals) paid or incurred by the Payee in (A) enforcing or defending its rights under or in respect of this Amended Note or the Pledge Agreement, (B) collecting any of the liabilities by the undersigned to the Payee or otherwise administering this Amended Note or the Pledge Agreement, (C) foreclosing or otherwise collecting upon any collateral and (D) obtaining any legal, accounting or other advice in connection with any of the foregoing.

                  This Amended Note shall be binding upon the successors and assigns of the undersigned (and each of them) and inure to the benefit of the Payee and its successors, endorsees and assigns. If any term or provision of this Amended Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

                  EACH OF THE UNDERSIGNED AND, BY ITS ACCEPTANCE HEREOF, PAYEE, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.


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                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.



                                            /s/ THOMAS CHRISTOPHER
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                                            Thomas Christopher


                                            /s/ BARBARA CHRISTOPHER
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                                            Barbara Christopher



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